THE ALGER INSTITUTIONAL FUNDS

                        SUPPLEMENT DATED NOVEMBER 2, 2005
                                     TO THE
                      PROSPECTUSES DATED FEBRUARY 18, 2005
                        AS SUPPLEMENTED OCTOBER 11, 2005

      The following information supersedes certain information in both of the Funds' Prospectuses (Class IShares and Class R Shares).

                                       I.

      The Trustees of the Trust have modified the Alger Balanced Institutional Fund's non-fundamental investment policies to permit limited investment by the Fund in lower-rated securities. In addition, in the future the Fund's fixed-income investments may include mortgage-backed and asset-backed securities. Accordingly, the Prospectuses are revised as follows:

     (1) The paragraph headed "Approach" in the section entitled "Alger Balanced Institutional Fund" on page 2 of both Prospectuses is hereby replaced with the following:

         The Fund focuses on stocks of companies with growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the Fund invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and other asset-backed securities, commercial paper and other fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations ("NRSROs") (or, if unrated, will have been determined to be of comparable quality by the Manager). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager). Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed-income securities.

     (2) The bullet points in the subsection entitled "Risks Applicable to Alger Balanced Institutional Fund" on page 4 of both Prospectuses are replaced with the following:

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         o  fixed-income  securities'  sensitivity to  interest-rate  movements;
            their market values tend to fall when interest rates rise.

         o lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

         o the potential for a decline in the value of the Fund's portfolio securities in the event of an issuer's falling credit rating or actual default.

         o Mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.

     (3) The following subsection is added to the section entitled "Additional Information About the Funds' Investments" on page 10 of both Prospectuses:

      THE BALANCED INSTITUTIONAL FUND'S INVESTMENTS

      SECURITIES RATINGS. Fixed-income securities rated below "investment grade" -- a term that refers to the top four rating categories by an NRSRO -- are sometimes referred to as "high yield" securities because of their typically higher yields or as "junk bonds" because of their lower credit quality and more speculative character. The Balanced Fund may invest in such lower-rated securities to achieve higher yields only if the securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best). See the Appendix to the SAI for a fuller discussion of the rating categories.

      MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Rising interest rates tend to extend the duration of mortgage-backed and asset-backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a fund that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.


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                                       II.

     (1) The following is inserted on page 2 of both  Prospectuses at the end of
the  paragraph  headed   "Approach"  in  the  section  entitled  "Alger  Capital
Appreciation Institutional Fund":

         The Fund may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

     (2) The following is inserted at the end of the section entitled "Risks Applicable to Alger Capital Appreciation Institutional Fund" on page 4:

         Also, if the Manager incorrectly predicts the price movement of a security or market, an option held by the Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

      The following subsection is added to the section entitled "Additional Information About the Funds' Investments" on page 10 of both Prospectuses:

      OPTIONS (ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND)

      A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the

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      index.  The writer of the option is  obligated,  in return for the premium received, to make delivery of this amount.

      A Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

      Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.